SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Eaton Vance Insured Municipal Bond Fund	Eaton Vance Insured Michigan Municipal Bond Fund
	Eaton Vance Insured Municipal Bond Fund II	Eaton Vance Insured New Jersey Municipal Bond Fund
	Eaton Vance Insured California Municipal Bond Fund	Eaton Vance Insured New York Municipal Bond Fund
	Eaton Vance Insured California Municipal Bond Fund II	Eaton Vance Insured New York Municipal Bond Fund II
	Eaton Vance Insured Massachusetts Municipal Bond Fund	Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund

(Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2)	Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4)	Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5)	Total fee paid:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ]	Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2)	Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3)	Filing Party:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4)	Date Filed:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND
EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II
EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND
EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND
EATON VANCE INSURED MUNICIPAL BOND FUND
EATON VANCE INSURED MUNICIPAL BOND FUND II
EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND
EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND
EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II
EATON VANCE INSURED OHIO MUNICIPAL BOND FUND
EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND
(collectively, the “Funds”)

Two International Place Boston, Massachusetts 02110

IMPORTANT REMINDER: PLEASE VOTE YOUR SHARES BEFORE January 29, 2010

December [ ], 2009

Dear Shareholder:

We recently mailed you proxy materials relating to a proposal to be voted on at the Special Meeting of Shareholders of the Funds listed above scheduled for January 29, 2010. As of the date of this letter, we have not received your vote.

YOUR VOTE IS IMPORTANT!

For the reasons set forth in the proxy materials previously mailed to you, each Fund’s Board of Trustees believes the proposal is in the shareholders’ best interest and recommends that you vote in favor.

We encourage you to vote TODAY using one of the following convenient options:

1.	Vote by Phone. You may cast your vote by calling the toll-free number listed on the enclosed proxy card. Have your proxy card in hand in order to follow the recorded instructions.

2.	Vote Online. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.

3.	Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If you have any questions about the proposal, you may call Computershare Fund Services, the Funds’ proxy solicitation firm, toll free at (866) 525-2664. As a helpful reminder, you may receive a call from a representative of Computershare Fund Services encouraging you to vote. When you provide instructions to Computershare Fund Services by phone, they will be authorized to deliver your proxy on your behalf.

YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY!

20896_R1